Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman Signature of Authorized Individual*	September 10, 2012 Date

Andrew Hinkelman Printed Name of Authorized Individual	Interim Chief Executive Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended July 31, 2012 include activity through week ended July 27, 2012.

TMI - United States	Actuals 6/30/2012 - 7/27/2012	Budget 6/30/2012 - 7/27/2012	Variance 6/30/2012 - 7/27/2012	Actuals Case to Date
Beginning Cash Balance	$271,006	$413,038	$(142,032)	$977,445

Inflows
Trade Receivable	$222,114	$—	$222,114	$2,119,507
TSA Reimbursements	—	—	—	—
Sale Proceeds	—	—	—	—
Other Inflows	1,526	—	1,526	506,997

Total Inflows	$223,640	$—	$223,640	$2,626,504

Outflows
Payroll	$(241,512)	$(89,000)	$(152,512)	$(11,979,482)
Severance	(26,055)	(84,458)	58,404	(255,889)
Rent	(49,323)	—	(49,323)	(993,837)
Accounts Payable	(69,124)	—	(69,124)	(1,546,755)
Professional Fees	(177,209)	(85,690)	(91,519)	(1,815,219)
Other Expenses	(553,450)	(188,584)	(364,866)	(4,499,488)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(1,116,673)	$(447,732)	$(668,941)	$(21,090,669)

Restructuring Outflows
Professional and Advisory Fees	$(3,295,010)	$(1,310,400)	$(1,984,610)	$(12,373,316)

Total Restructuring Outflows	$(3,295,010)	$(1,310,400)	$(1,984,610)	$(12,373,316)

IC Transfers / Adjustments	$4,404,061	$2,000,000	$2,404,061	$30,347,061

Net Change in Cash	216,019	241,868	(25,849)	(490,420)

Ending Cash Balance - Unrestricted	$487,025	$654,906	$(167,881)	$487,025

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

TMFE - Cayman Islands	Actuals 6/30/2012 - 7/27/2012	Budget 6/30/2012 - 7/27/2012	Variance 6/30/2012 - 7/27/2012	Actuals Case to Date
Beginning Cash Balance	$80,465,600	$85,171,967	$(4,706,367)	$14,659,170

Inflows
Trade Receivable	$—	$—	$—	$—
TSA Reimbursements	5,067,973	1,117,000	3,950,973	6,452,584
Sale Proceeds[1]	350,000	—	350,000	85,470,232
Other Inflows	—	—	—	13,830,737

Total Inflows	$5,417,973	$1,117,000	$4,300,973	$105,753,553

Outflows
Accounts Payable	$(1,204,014)	$(382,067)	$(821,946)	$(57,732,779)
Other Expenses	(24,789)	—	(24,789)	(109,962)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(1,228,803)	$(382,067)	$(846,735)	$(57,842,741)

Restructuring Outflows
Professional and Advisory Fees	$(661,674)	$—	$(661,674)	$(1,798,855)

Total Restructuring Outflows	$(661,674)	$—	$(661,674)	$(1,798,855)

IC Transfers / Adjustments[2]	$(4,473,450)	$1,000,000	$(5,473,450)	$18,748,518

Net Change in Cash	(945,954)	1,734,933	(2,680,887)	64,860,476

Ending Cash Balance - Unrestricted	$79,519,646	$86,906,900	$(7,387,254)	$79,519,646
Restricted Cash in Escrow	3,031,317	—	3,031,317	3,031,317

Total Ending Cash Balance	$82,550,963	$86,906,900	$(4,355,937)	$82,550,963

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

	TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$1,890,477	$4,411,682	$6,302,159
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	5,100,000	—	5,100,000
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$6,990,477	$4,411,682	$11,402,159

[1]	July amount reflects sales proceeds received from Sigma for purchase of the Demod business unit.
[2]	Note cumulative amount represents gross transfers out of $5,100,000 offset by transfers into TMFE of $626,550.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				Check/Wire		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Alvarez & Marsal[1]	2/14/12 - 4/30/12	$331,266.85	TMI	71850	7/19/12	$295,722.50	$5,394.35	$295,722.50	$5,394.35
Bayard, P.A.[1]	5/1/12 - 5/31/12	83,746.09	TMI	71852	7/19/12	146,326.00	1,934.59	525,874.80	11,419.07
Dewey & Leboeuf LLP[1,2]	4/1/12 - 4/30/12	115,954.63	TMI	71854	7/19/12	115,016.55	3,598.13	432,581.95	9,075.10
DLA Piper[1,3]	5/1/12 - 5/31/12	854,045.41	TMI	9003	7/20/12	1,325,289.58	10,096.41	4,646,208.24	222,360.85
Epping Hermann Fischer[1,4]	3/1/12 - 4/30/12	76,892.04	TMI	9004	7/20/12	87,633.44	—	144,538.38	5,213.16
FTI Consulting, Inc.	4/1/12 - 4/30/12	563,517.51	TMI	9001	7/12/12	517,639.77	27,889.01	1,914,725.00	128,692.00
Kurtzman Carson Consultants LLC	5/1/12 - 5/31/12	37,808.93	TMI	71843	7/11/12	18,978.00	18,830.93	161,529.50	228,967.68
Imperial Capital[1]	1/1/12 - 3/31/12	485,802.54	TMI	71857	7/19/12	423,387.10	62,415.44	423,387.10	62,415.44
Pachulski Stang Ziehl & Jones LLP[1]	3/1/12 - 3/31/12	162,124.80	TMI	71862	7/19/12	224,613.45	10,244.55	529,151.75	34,098.23
Maples and Calder[5]	5/1/12 - 6/30/12	497,772.99	TMFE	6329776 & 6402746	7/9/12 & 7/20/12	472,826.50	24,946.49	1,321,480.26	69,141.32
Solomon Harris	3/1/12 - 3/31/12 6/1/12 - 6/30/12	85,560.24	TMFE	6329744 & 6412728	7/9/12 & 7/20/12	51,921.00	1,771.59	105,762.25	1,945.38
Zolfo Cooper	6/1/12 - 6/30-12	$110,208.73	TMFE	6412740	7/20/12	$101,491.82	$8,716.91	$491,808.73	$8,716.91

[1]	Amount paid reflects first quarterly catch-up payment.
[2]	Amount paid reflects $39,424 reduction in April fees due to a previous period overpayment.
[3]	Amount paid reflects $10,096.41 reduction in fees due to a previous period overpayment.
[4]	Amount paid reflects $2,630.18 reduction in fees due to a credit for previous expenses.
[5]	Amount paid includes $100,000 retainer refresher.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	20,698
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	442,471
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(6,396)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	30,251

Total			$487,025

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	5,889,900
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	4,740
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	477,460
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	72,437,527
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	710,019
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Sigma Escrow	xxxxx0-000	1,517,817
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Entropic Escrow	xxxxx2-000	1,513,500

Total			$82,550,963

[1]	Schedule reflects book balance at each Debtor as of July 27, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman Andrew Hinkelman Interim Chief Executive Officer	September 10, 2012 Date

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	July 2012	Cumulative Filing to Date	July 2012	Cumulative Filing to Date
Gross Revenue
Third Party	$230,556	$1,780,409	$—	$2,830,632
Affiliates[1]	703,221	70,026,204	(7,079,576)	21,863,458

Net Revenues	$933,777	$71,806,614	$(7,079,576)	$24,694,090

Cost of Revenues
Third Party through TMHK	$6,194,701	$46,068,239	$(18,734)	$3,576,353
Affiliates[2]	(13,803,335)	69,619,360	—	—

Total Cost of Revenues	$(7,608,634)	$115,687,599	$(18,734)	$3,576,353

Gross Profit	$8,542,411	$(43,880,985)	$(7,060,842)	$21,117,737

Research and development expenses[3]	$1,304,543	$9,862,207	$(46,502)	$9,139,916
Selling, general and administrative expenses[4]	35,180	360,828	(104,988)	13,026,660
Insider Compensation[5]	—	—	70,155	1,659,080
Restructuring Charges	—	—	98,250	229,243

Total operating expenses	1,339,723	10,223,035	16,915	24,054,900

Income (loss) from operations	$7,202,688	$(54,104,020)	$(7,077,757)	$(2,937,163)

Gain (loss) on investment	$—	$(5)	$—	$—
Gain (loss) on acquisition/sale	(4,734,659)	6,252,306	(215,503)	1,513,772
Interest and other income (expense), net (see detail)	842,662	3,997,017	(757,362)	(759,308)

Income (loss) before income taxes	$3,310,691	$(43,854,702)	$(8,050,621)	$(2,182,699)

Provision for (benefit from) income taxes		129	1,910,771	(1,921,752)

Net Income (Loss) Before Reorganization Items	$3,310,691	$(43,854,830)	$(9,961,392)	$(260,947)

REORGANIZATION ITEMS
Professional Fees	$—	$1,700,095	$1,753,898	$12,268,027
U.S. Trustee Quarterly Fees	—	30,000	13,000	26,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses	18,797	117,558	—	—

Total Reorganization Expenses	$18,797	$1,847,653	$1,766,898	$12,294,027

Net Profit (Loss)	$3,291,894	$(45,702,483)	$(11,728,291)	$(12,554,974)

BREAKDOWN OF "OTHER" CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$63,321	$127,420	$—	$—
Unrealized Forex Gain/Loss	796,652	911,346	—	—
Other Income		3,108,643	12,202	10,255
Interest Expenses	(17,444)	(209,001)	—	—
Loss on Disposal of Assets		—	(769,567)	(769,567)
Currency Remeasurement Adj.		41,490	—	—
Interest Earned	134	17,119	3	4

Total	$842,662	$3,997,017	$(757,362)	$(759,308)

[1]	TMI expense related to reversal of intercompany service charges for May and June.
[2]	TMFE income related to reversal of intercompany service charges for May and June.
[3]	TMFE R&D expense related to losses for disposal of fixed assets not sold as part of Entropic or Sigma transactions. TMI balance related to reversal of stock option compensation expense accrual.
[4]	TMI SG&A income reflects reversal of stock option compensation expense accrual.
[5]	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at July 2012	Book Value on Petition Date	Book Value at July 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents	$82,099,731	$14,033,731	$443,847	$1,254,662
Accounts receivable, net	3,551,681	1,000,000	458,237	1,314,661
Accounts receivable from related parties	2,030,173	1,996,988	234,787	234,787
Inventory	—	11,433,394	—	—
Note receivable from related party[1]	—	20,884,003	—	—
Prepaid expenses and other current assets (see detail)[2]	(118,012)	6,541,527	1,364,512	1,551,933

Total current assets	$87,563,573	$55,889,643	$2,501,383	$4,356,043

Property and equipment, net	$—	$391,732	$—	$2,327,797
Intangible Assets, net	—	43,913,014	—	—
Affiliates Receivable	22,214,361	43,295,725	91,207,070	95,861,080
Other Non-current Assets (see detail)	56,149,638	73,815,092	197,965,142	198,408,481

Total Assets	$165,927,572	$217,305,206	$291,673,596	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$282,812	$—	$398,681	$—
Taxes Payable	13,867	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	1,258,293	—
Affiliates Payable	19,134,242	—	4,212,548	—
Amounts Due to Insiders[3]	1,462,430	—	270,500	—
Other Post-petition Liabilities (see detail)	19,075,256	—	2,843,858	—

TOTAL POST-PETITION LIABILITIES	$39,968,607	$—	$8,983,880	$—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt[4]	120,407	—	23,933,811	24,009,745
Unsecured Debt	138,595,641	184,359,805	8,377,462	13,324,750

TOTAL PRE-PETITION LIABILITIES	$138,716,048	$184,359,805	$32,311,272	$37,334,495

TOTAL LIABILITIES	$178,684,655	$184,359,805	$41,295,152	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	356,070,345	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition	(45,702,483)	—	(12,554,974)	—

NET OWNER EQUITY	(12,757,083)	32,945,401	250,378,444	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$165,927,572	$217,305,206	$291,673,596	$300,953,401

[1]	TMFE balance at petition date was settled as part of the Entropic and Sigma sales.
[2]	TMFE credit balance is due to timing of Sigma payments and receipts for Act on Behalf period.
[3]	“Insider” is defined in 11 U.S.C. Section 101(31).
[4]	TMI balance reflects long-term provision for contingent tax liability which will be written off.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at July 2012	Book Value on Petition Date	Book Value at July 2012	Book Value on Petition Date
BREAKDOWN OF "OTHER" CATEGORIES

PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	—	(1,910,771)
Other Prepaid & Receivables	(133,293)	3,673,512	1,063,378	3,161,571
VAT Receivable	15,281	2,868,014	—	—

Total	$(118,012)	$6,541,527	$1,364,512	$1,551,933

OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,254	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	—	17,665,449	90,015	533,355

Total	$56,149,638	$73,815,092	$197,965,142	$198,408,481

OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$183,351	$—
Receipts Accrual	—	—	—	—
Accrued Professional Fees	—	—	1,840,000	—
Accrued Restructuring	—	—	363,694	—
Deferred Rent	—	—	—	—
Customer Prepaid	3,305,556	—	—	—
Accrued NRE	16,550	—	—	—
Accrued Royalties	578,403	—	—	—
Other Accrued Expenses	241,413	—	400,217	—
VAT Payable	—	—	—	—
Other Liabilities	—	—	56,597	—
Sigma Payable	—	—	—	—
Entropic Payable	—	—	—	—
Deferred Margin[1]	14,933,333	—	—	—

Total	$19,075,256	$—	$2,843,858	$—

[1]	TMFE deferred margin will be written off in a subsequent reporting period.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of July 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of July 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman Andrew Hinkelman Interim Chief Executive Officer	September 10, 2012 Date

SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$83,242	$315,127	$—	$—	$312	$398,681
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	133,245	1,100,298	24,750	—	—	1,258,293
Affiliates Payable	540,844	942,818	1,129,354	454,547	1,144,985	4,212,548
Amounts Due to Insiders*	—	—	—	270,500	—	270,500
Other Accrued Payable	2,843,858	—	—	—	—	2,843,858

Total Postpetition Debts	$3,601,189	$2,358,243	$1,154,104	$725,047	$1,145,297	$8,983,880

		Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$234,730	$51,847	$68	$68	$(3,901)	$282,812
Wages Payable	—	—	—	—	—	—
Taxes Payable	13,867	—	—	—	—	13,867
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	(350,126)	370,043	(971,491)	4,886,050	15,199,766	19,134,242
Amounts Due to Insiders*	1,462,430	—	—	—	—	1,462,430
Other Accrued Payable	18,078,825	(295,064)	317,201	(9,772)	984,064	19,075,256

Total Postpetition Debts	$19,439,727	$126,826	$(654,222)	$4,876,346	$16,179,929	$39,968,607

Explain how and when the Debtor intends to pay any past-due postpetition debts:

Debts will be paid in accordance with the court-approved cash management order.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.) Reporting Period: July 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$1,248,559	$5,581,854
+ Amounts billed during the period	—	—
– Amounts collected during the period	543,633	—

Total Accounts Receivable at the end of the reporting period	$704,926	$5,581,854

Accounts Receivable Aging
0 - 30 days old	$548,019	$2,030,173
31 - 60 days old	2,741	—
61 - 90 days old	—	3,551,681
91+ days old	154,166	—

Total Accounts Receivable	$704,926	$5,581,854
Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	$704,926	$5,581,854

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

1. Pursuant to the court order entered on July 10, 2012, the Debtors and certain non-debtor subsidiaries sold certain of its assets related to its Demod business to Sigma Designs Inc.